SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 14, 2001

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                     File No. 1-8009              36-3060977
(State of incorporation)     (Commission File Number)     (IRS Employer
                                                          Identification No.)




               6718 West Plank Road, Peoria, Illinois 61604
            (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code:     (309) 697-4400

Item 5.  OTHER EVENTS

On November 14, 2001, ROHN Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.2. On November 19, 2001, the Company issued a press release which is attached hereto as Exhibit 99.3.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits


               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on
                              Form 10-K for the fiscal year ended
                              December 31, 2000)

               Exhibit 99.2 Press Release, dated November 14, 2001, issued by ROHN Industries, Inc.

               Exhibit 99.3 Press Release, dated November 19, 2001, issued by ROHN Industries, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ROHN INDUSTRIES, INC.



Dated:  November 19, 2001                 By:  /s/ Brian B. Pemberton
                                             --------------------------------
                                               Brian B. Pemberton
                                               President and Chief
                                               Financial Officer